Contract Prospectus - May 3, 1999
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[Begin sidebar]

The Funds
o Federated American Leaders Fund II
o Federated Equity Income Fund II
o Federated Fund for U.S. Government Securities II
o Federated Growth Strategies Fund II
o Federated High Income Bond Fund II
o Federated International Equity Fund II
o Federated Prime Money Fund II
o Federated Utility Fund II

[End sidebar]


The Contract. The contract described in this prospectus is the group or individual New York "Growth Plus" deferred variable annuity contract issued by Aetna Life Insurance and Annuity Company (the Company, we, us). It is issued as either a nonqualified deferred annuity or a qualified individual retirement annuity (IRA) under Section 408(b) of the Internal Revenue Code of 1986 as amended (Tax Code).

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Why Reading this Prospectus Is Important. This prospectus contains facts about the contract and its investment options you should know before purchasing. Read this prospectus carefully. If you purchase the contract, retain this prospectus for future reference.

Table of Contents . . . page 3

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Contract Design. The contract described in this prospectus is designed to:

> Help you save for retirement while receiving beneficial tax treatment
> Offer a variety of investment options to help meet long-term financial goals > Provide a death benefit to a beneficiary
> Provide payments for life or for a specified period

Investment Options. The contract offers variable investment options and a fixed interest option. When we establish your account you instruct us to direct account dollars to any of the available options.


Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in one of the mutual funds listed on this page. Earnings on amounts invested in a subaccount will vary depending upon the performance of its underlying mutual fund. You do not invest directly in or hold shares of the funds.

The funds in which the subaccounts invest have various risks. For information about risks of investing in the funds see "Investment Options" in this prospectus and each fund prospectus. Read this prospectus in conjunction with the fund prospectuses, and retain the prospectuses for future reference.


Fixed Interest Option. The ALIAC Guaranteed Account (Guaranteed Account) offers certain guaranteed interest rates. Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the Guaranteed Account in Appendix I of this prospectus. There is also a separate Guaranteed Account prospectus.


Getting Additional Information. You may obtain the May 3, 1999, Statement of Additional Information (SAI) about the separate account by indicating your request on your application or calling us at 1-800-531-4547. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account are posted on the Securities and Exchange Commission (SEC) web site, http://www.sec.gov and may be obtained, free of charge, by contacting the SEC Public Reference Room at 202-942-8090. The SAI table of contents is listed on page 41 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by current prospectuses of the funds and the Guaranteed Account. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

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The contract is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured by the FDIC. The contract is subject to investment risk, including the possible loss of the principal amount of your investment.

                          TABLE OF CONTENTS


--------------------------------------------------------------
 Contract Overview ....................................... 4
 Contract Design
 Contract Facts
 Questions: Contacting the Company
 Sending Forms and Written Requests in Good Order
 Contract Phases: The Accumulation Phase, The Income Phase
--------------------------------------------------------------



Fee Table ...............................  6
Condensed Financial Information .........  9
Investment Options ......................  9
Transfers ............................... 12
Purchase and Rights ..................... 14
Right to Cancel ......................... 15
Fees .................................... 16
Your Account Value ...................... 20
Withdrawals ............................. 22
Systematic Distribution Options ......... 23
Death Benefit ........................... 24
The Income Phase ........................ 27
Taxation ................................ 30
Other Topics ............................ 36


The Company -- Variable Annuity Account B -- Contract Distribution -- Payment Delay or Suspension -- Performance Reporting -- Voting Rights -- Contract Modifications -- Transfer of Ownership: Assignment -- Involuntary Terminations -- Legal Matters and Proceedings -- Year 2000 Readiness


Contents of the Statement of Additional Information ......... 41
Appendix I -- ALIAC Guaranteed Account ...................... 42
Appendix II -- Condensed Financial Information .............. 45

[Begin sidebar]


Questions: Contacting the Company. To answer your questions, contact your local representative or write or call our Home Office at:


Aetna Retirement Services
Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1277
1-800-531-4547


Sending Forms and Written Requests in Good Order.


If you are writing to change your beneficiary, request a withdrawal, or for any other purpose, contact your local representative or the Company to learn what information is required for the request to be in "good order." We can only act upon requests that are received in good order.

[End sidebar]

Contract Overview
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The following is intended as a summary. Please read each section of this prospectus for additional detail.

                                Contract Design


The contract described in this prospectus is a group or individual deferred variable annuity contract. It is intended to be a retirement savings vehicle that receives beneficial tax treatment and offers a variety of investment options to help meet long-term financial goals.


                                 Contract Facts

Free Look/Right to Cancel: You may cancel your contract or certificate within 10 days of receipt. See "Right To Cancel."

Death Benefit: Your beneficiary may receive a financial benefit in the event of your death prior to the income phase. Benefits during the income phase depend upon the payment option selected. See "Death Benefit" and "The Income Phase."

Withdrawals: During the accumulation phase, you may withdraw all or part of your account value. Certain fees, taxes and early withdrawal penalties may apply. In addition, the Tax Code restricts full and partial withdrawals in some circumstances. See "Withdrawals." Amounts withdrawn from the Guaranteed Account may be subject to a market value adjustment. See Appendix I.

Systematic Distribution Options: These are made available for you to receive periodic withdrawals from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

Fees and Expenses: Certain fees and expenses affect the value of your contract. See "Fee Table" and "Fees."

Taxation: The contract is designed to help defer taxes while saving for retirement. Taxes will generally be due when you receive a distribution from amounts accumulated. Tax penalties may apply in some circumstances. See "Taxation."

                                 Contract Phases

I. The Accumulation Phase (accumulating dollars)

STEP 1: You provide us with your completed application and initial payment. We establish an account for you.


STEP 2: You direct us to invest payments in one or more of the following:
(a) Fixed Interest Option
(b) Variable Investment Options (The variable investment options are the subaccounts of Variable Annuity Account B. Each one invests in a specific mutual fund.)


STEP 3: Each subaccount you select purchases shares of its assigned fund.


II. The Income Phase When you want to begin receiving payments from your contract, you may select from the options available. The contract offers several payment options (see "The Income Phase"). In general, you may:


> Receive payments for a specified period of time or for life

> Receive payments monthly, quarterly, semi-annually or annually

> Select an option that provides for payments to beneficiaries

> Select fixed payments or payments that vary based on the performance of the variable investment options you select

[graphic]

                                  Payments to
                                  Your Account

                              Step 1 (down arrow)

                    Aetna Life Insurance and Annuity Company

     (a)                 Step 2                   (b)
                               Variable Annuity
Fixed                         Separate Account B
Interest
Options                  Variable Investment Options

                               The Subaccounts

                                 A         B    Etc.

                   (down arrow)  Step 3 (down arrow)

                              Mutual    Mutual
                              Fund A    Fund B
[end graphic]

[Begin sidebar]

In This Section:

> Maximum Transaction Fees


> Maximum Fees Deducted from Investments in the Separate Account

> Fees Deducted by the Funds


> Examples of Fee Deductions

Also see the "Fees" section for:

> How, When and Why Fees are Deducted

> Reduction, Waiver and/or Elimination of Certain Fees

[End sidebar]

Fee Table
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The tables and examples in this section show the fees that may affect your account value during the accumulation phase. See "The Income Phase" for fees that may apply after you begin receiving payments under the contract. The fees shown below do not include premium taxes that may be applicable.

Maximum Transaction Fees

Early Withdrawal Charge. (As a percentage of payments withdrawn.)

Early Withdrawal Charge Schedule


 Years from Receipt of Payment     Early Withdrawal Charge
 -----------------------------     -----------------------
 Fewer than 1                                 7%
 1 or more but fewer than 2                   6%
 2 or more but fewer than 3                   5%
 3 or more but fewer than 4                   4%
 4 or more but fewer than 5                   3%
 5 of more but fewer than 6                   2%
 6 or more but fewer than 7                   1%
 7 or more                                    0%


Annual Maintenance Fee................................................$30.00(1)


Transfer Charge........................................................$0.00(2)


Maximum Fees Deducted from Investments in the Separate Account


(Daily deductions equal to the given percentage on an annual basis.)

Mortality and Expense Risk Charge......................................1.25%


Administrative Expense Charge..........................................0.15%(3)
                                                                       -----
Total Separate Account Expenses........................................1.40%
                                                                       -----
                                                                       -----

(1)The annual maintenance fee will be waived if your account value is $50,000 or greater on the date this fee is due. See "Fees--Annual Maintenance Fee."

(2)During the accumulation phase, we currently allow you 12 free transfers each calendar year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. See "Transfers."

(3)We currently do not deduct an administrative expense charge during the income phase, however, we reserve the right to deduct a daily charge of not more than 0.25% per year. See "The Income Phase--Charges Deducted."

Fees Deducted by the Funds

Using this information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors impacting the share value, refer to the fund prospectus.

How fees are deducted. Fund fees are not deducted from account values. Instead, they are deducted from the value of the fund shares on a daily basis, which in turn affects the value of each subaccount that purchases fund shares. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 1998.

                               Fund Expense Table




                                                                     Total Fund                  Net Fund
                                                                       Annual                     Annual
                                                                      Expenses                   Expenses
                                             Investment                Without       Total        After
                                              Advisory      Other    Waivers or   Waivers and   Waivers or
                 Fund Name                     Fees(1)    Expenses   Reductions    Reductions   Reductions
                 ---------                     -------    --------   ----------    ----------   ----------
Federated American Leaders Fund II(2)          0.75%       0.14%       0.89%          0.01%       0.88%
Federated Equity Income Fund II(2)             0.75%       0.61%       1.36%          0.43%       0.93%
Federated Fund for U.S. Government
  Securities II(2)                             0.60%       0.33%       0.93%          0.08%       0.85%
Federated Growth Strategies Fund II(2)         0.75%       0.42%       1.17%          0.31%       0.86%
Federated High Income Bond Fund II(2)          0.60%       0.18%       0.78%            --        0.78%
Federated International Equity Fund II(2)      1.00%       0.72%       1.72%          0.47%       1.25%
Federated Prime Money Fund II(2)               0.50%       0.31%       0.81%          0.01%       0.80%
Federated Utility Fund II(2)                   0.75%       0.25%       1.00%          0.07%       0.93%



(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors.

(2) Amounts shown under Total Waivers and Reductions reflect a voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion.

     The fund did not pay or accrue a shareholder services fee during the fiscal year ended December 31, 1998. The fund has no present intention of paying or accruing the shareholder services fee during the fiscal year ended December 31, 1999. The maximum shareholder services fee is 0.25%.

Hypothetical Examples

Account Fees You May Incur Over Time. The following hypothetical examples show the fees and expenses paid over time if you invest $1,000 in the contract and assume a 5% annual return on the investment. For the purpose of these examples, we deducted total annual fund expenses, the maximum mortality and expense risk charge of 1.25% annually, an administrative expense charge of 0.15% annually and the maximum annual maintenance fee of $30 (converted to a percentage of assets equal to 0.022%). The total annual fund expenses used are those shown in the column "Total Annual Expenses Without Waivers or Reductions" in the Fund Expense Table.


---------------------------------------------

> These examples are purely hypothetical.
> They should not be considered a
  representation of past or future expenses or expected returns.
> Actual expenses and/or returns may be
  more or less than those shown in these
  examples.

---------------------------------------------


                                                                   EXAMPLE A
                                                      If you withdraw your entire account
                                                    value at the end of the periods shown,
                                                     you would pay the following expenses,
                                                        including any applicable early
                                                              withdrawal charge:

                                                    1 Year   3 Years   5 Years   10 Years
                                                    ------   -------   -------   --------
Federated American Leaders Fund II                    $85      $106      $140      $265
Federated Equity Income Fund II                        89       120       164       311
Federated Fund for U.S. Government Securities II       85       107       142       269
Federated Growth Strategies Fund II                    88       114       154       293
Federated High Income Bond Fund II                     84       102       135       254
Federated International Equity Fund II                 93       131       181       345
Federated Prime Money Fund II                          84       103       136       257
Federated Utility Fund II                              86       109       146       276

                                                                  EXAMPLE B
                                                   If at the end of the periods shown you (1)
                                                    leave your entire account value invested
                                                    or (2) select an income phase payment
                                                     option, you would pay the following
                                                    expenses (no early withdrawal charge is
                                                                 reflected):*
                                                    1 Year   3 Years   5 Years   10 Years
                                                    ------   -------   -------   --------
Federated American Leaders Fund II                    $23      $72       $124      $265
Federated Equity Income Fund II                        28       86        147       311
Federated Fund for U.S. Government Securities II       24       73        126       269
Federated Growth Strategies Fund II                    26       81        138       293
Federated High Income Bond Fund II                     22       69        118       254
Federated International Equity Fund II                 32       97        165       345
Federated Prime Money Fund II                          23       70        120       257
Federated Utility Fund II                              25       76        129       276


-----------------

* This example does not apply during the income phase if you select a nonlifetime payment option with variable payments and take a lump-sum withdrawal within 3 years after payments start. In this case, the lump sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

Condensed Financial Information
--------------------------------------------------------------------------------

Understanding Condensed Financial Information. In Appendix II of this prospectus, we provide condensed financial information about the Variable Annuity Account B (the separate account) subaccounts you may invest in through the contract. The numbers show the year end unit values of each subaccount over the past five years since the contract became available.


Investment Options
--------------------------------------------------------------------------------

The contract offers variable investment options and a fixed interest option.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Each subaccount invests in one of the funds described below. You do not invest directly in or hold shares of the funds.


> Mutual fund (fund) descriptions. We provide brief descriptions of the funds in this section. The investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise noted, all funds are diversified, as defined under the Investment Company Act of 1940. Refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and phone number listed in "Contract Overview--Questions: Contacting the Company" or by contacting the SEC Public Reference Room.

Fixed Interest Option. The ALIAC Guaranteed Account (Guaranteed Account) offers certain guaranteed minimum interest rates for a stated period of time. Amounts must remain in the Guaranteed Account for specific periods to receive the quoted interest rates, or a market value adjustment will be applied. The market value adjustment may be positive or negative. For a description of this option see Appendix I and the Guaranteed Account prospectus.

--------------------------------------------------------------------------------

 Selecting Investment Options

o Choose options appropriate for you. Your Company representative can help you evaluate which investment options may be appropriate for your financial goals.

o Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.
o Be informed. Read this prospectus, the fund prospectuses, the Guaranteed Account appendix and the Guaranteed Account prospectus.

--------------------------------------------------------------------------------


> Federated Insurance Series -- Federated American Leaders Fund II seeks to achieve long-term growth of capital and to provide income. The Fund pursues its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies. "Blue-chip" companies generally are top-quality, established growth companies which, in the opinion of the Fund's adviser meet certain criteria.

  Investment Adviser: Federated Advisers.

> Federated Insurance Series -- Federated Equity Income Fund II seeks to provide above average income and capital appreciation. The Fund attempts to achieve its objectives by investing at least 65% of its assets in income-producing equity securities. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks. The portion of the Fund's total assets invested in common stocks, preferred stocks, and convertible securities will vary according to the Fund's assessment of market and economic conditions and outlook.

  Investment Adviser: Federated Advisers.

> Federated Insurance Series -- Federated Fund for U.S. Government Securities II seeks to provide current income. The Fund pursues its investment objective by investing at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities.

  Investment Adviser: Federated Advisers.

> Federated Insurance Series -- Federated Growth Strategies Fund II seeks capital appreciation. The Fund pursues its objective by investing at least 65% of its assets in equity securities of companies with prospects for above-average growth in earnings and dividends or companies where significant fundamental changes are taking place. Equity securities include common stocks, preferred stocks, and securities (including debt securities) that are convertible into common stocks.

  Investment Adviser: Federated Advisers.

> Federated Insurance Series -- Federated High Income Bond Fund II seeks high current income by investing primarily in a professionally managed and diversified portfolio of fixed income securities. The fixed-income securities in which the Fund intends to invest are lower-rated corporate debt obligations (commonly known as "junk bonds" or "high yield, high risk bonds" which involve significant degree of risk). (See the Fund's prospectus for a discussion of the risk factors involved in investing in lower-rated corporate debt obligations).

  Investment Adviser: Federated Advisers.

> Federated Insurance Series -- Federated International Equity Fund II seeks total return on its assets by investing at least 65% of its assets (and under normal market conditions, substantially all of its assets) in equity securities of issuers located in at least three different countries outside of the United States. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments.

  Investment Adviser: Federated Advisers.

> Federated Insurance Series -- Federated Prime Money Fund II seeks to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less. The average maturity of the money market instruments in the Fund's portfolio, computed on a dollar-weighted basis, will be 90 days or less. An investment in this Fund is neither insured nor guaranteed by the U.S. government.

  Investment Adviser: Federated Advisers.

> Federated Insurance Series--Federated Utility Fund II seeks to achieve high current income and moderate capital appreciation by investing primarily in a professionally managed and diversified portfolio of equity and debt securities of utility companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of utility companies.

  Investment Adviser: Federated Advisers.


Limits on Availability of Options. We may add, withdraw or substitute funds, subject to the conditions in the contract and compliance with regulatory requirements.

Limits on How Many Investment Options You May Select. Although we reserve the right to limit the number of investment options you may select during the accumulation phase, there is currently no limit. The number of investment options you may select at any one time, however, is limited to 18. Each subaccount and each classification of the Guaranteed Account that you select is considered an option.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of payments to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds (Mixed and Shared Funding)

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by the Company or other insurance companies.

> Shared--bought by more than one company

> Mixed--bought for annuities and life insurance

It is possible that a conflict of interest may arise due to mixed and/or shared funding, which could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's Board of Directors or Trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.


Transfers
--------------------------------------------------------------------------------

During the accumulation phase, you may transfer amounts among the available subaccounts. Transfers from the Guaranteed Account are subject to certain restrictions and may be subject to a market value adjustment. During the income phase, transfers are limited to four per year and allowed only if you select variable payments. Transfers must be made in accordance with the terms of your contract.

Transfer Requests. Requests may be made in writing, by telephone or, where applicable, electronically.

Limits on Frequent Transfers. The contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contract.


We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders. Such restrictions could include: (1) Not accepting transfer instructions from an agent acting on behalf of more than one contract holder; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder at a time.


We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding fund is not accepted for any reason.

Charges for Transfers. During the accumulation phase, we allow you 12 free transfers each calendar year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

Value of Your Transferred Dollars. The value of amounts transferred into or out of subaccounts will be based upon the subaccount unit values next determined after we receive your transfer request at our Home Office.

Telephone Transfers: Security Measures. To prevent fraudulent use of telephone transactions, we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone transactions. We are not liable for losses resulting from telephone instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

The Dollar Cost Averaging Program. Dollar cost averaging is an investment strategy whereby you purchase fixed dollar amounts of an investment at regular intervals, regardless of price. Under this program a fixed dollar amount is automatically transferred from certain subaccounts and/or the Guaranteed Account to any of the other subaccounts. A market value adjustment will not be applied to dollar cost averaging transfers from a guaranteed term of the Guaranteed Account during participation in the dollar cost averaging program. If such participation is discontinued, we will automatically transfer the remaining balance in that guaranteed term to another guaranteed term of the same duration, unless you initiate a transfer into another investment option. In either case, a market value adjustment will apply. See Appendix I for more information about dollar cost averaging from the Guaranteed Account.


Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. For additional information about this program, contact your local representative or call us at the number listed in "Contract Overview --Questions: Contacting the Company."

Dollar cost averaging is not available if you elect to participate in the account rebalancing program.

The Account Rebalancing Program. Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value annually (or more frequently as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each calendar year. You may participate in this program by completing the account rebalancing section of your application, or by contacting us at the address and/or number listed in "Contract Overview--Questions: Contacting the Company." Account rebalancing is not available if you elect to participate in the dollar cost averaging program.

Purchase and Rights
--------------------------------------------------------------------------------

How to Purchase


> Individual Contracts. You may purchase the contract directly from us by completing an application and delivering it and your initial payment to us. Upon our approval we will issue you a contract and set up an account for you under the contract.

> Group Contracts. We have distributors, usually broker/dealers or banks, who hold the contract as a group contract (see "Distribution"). You may purchase an interest (or, in other words, participate) in the group contract by contacting a distributor and completing an application and delivering it with payment to that distributor. Upon our approval, we will set up an account for you under the group contract and issue you a certificate showing your rights under the contract.

> Joint Contracts (generally spouses). For a nonqualified contract, you may participate in a group contract as a joint contract holder. Joint contract holders do not need to be spouses. Tax law prohibits the purchase of an IRA by joint contract holders. References to "contract holder" in this prospectus mean both contract holders under joint contracts.


The maximum age of the annuitant on the date we issue the contract is 85.

Your Rights Under the Contract

> Individual Contracts. You have all contract rights.


> Group Contracts. The holder of the group contract has title to the contract and, generally, only the right to accept or reject any modifications to the contract. You have all other rights to your account under the contract.


> Joint Contracts. Joint contract holders have equal rights under the contract with respect to their account. All rights under the contract must be exercised by both joint contract holders with the exception of transfers among investment options. See the "Death Benefit" section for the rights of the surviving joint contract holder upon the death of a joint contract holder prior to the income phase start date.

Payment Methods. The following payment methods are allowed:

> One lump sum

> Periodic payments


> Transfer or rollover from a pre-existing retirement plan or account*


We reserve the right to reject any payments to a prospective or existing account without advance notice.


*In some states, an IRA contract can only accept a lump-sum, rollover payment.


Payment Amounts.

> For nonqualified contracts the minimum initial payment amount is $5,000.

> For qualified contracts the minimum initial payment amount is $1,500. The Tax
  Code imposes a maximum limit on annual payments which may be excluded from your gross income.

Any additional payments must be at least $1,000 or at least $50 per month as paid by electronic funds transfer. (We may change these amounts from time to time.) A payment of more than $1,000,000 will be allowed only with our consent.


Acceptance or Rejection of Your Application. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying payment(s) for five business days. Payments may be held for longer periods only with your consent, pending acceptance of the application. If the application is rejected, the application and any payments will be returned to you.


Allocating Payments to the Investment Options. We will allocate your payments among the investment options you select. Allocations must be in whole percentages and there may be limits on the number of investment options you may select. When selecting investment options, you may find it helpful to review the "Investment Options" section.



Right to Cancel
--------------------------------------------------------------------------------


When and How to Cancel. You may cancel your contract or certificate within 10 days of receipt by returning it to our Home Office along with a written notice of cancellation.

Refunds. We will issue you a refund within seven days of our receipt of your contract or certificate and written notice of cancellation. Your refund will equal all payments made. If the payments for your canceled contract came from a rollover from another contract issued by us or one of our affiliates where an early withdrawal charge was reduced or eliminated, the payments will be restored to your prior contract.

[Begin sidebar]

Types of Fees

There are four types of fees or deductions that may affect your account.

TRANSACTION FEES
o Early Withdrawal Charge

o Annual Maintenance Fee
o Transfer Charge


FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT

o Mortality and Expense Risk Charge
o Administrative Expense Charge


FEES DEDUCTED BY THE FUNDS

o Investment Advisory Fees
o Other Expenses


PREMIUM AND OTHER TAXES


[End sidebar]

Fees
--------------------------------------------------------------------------------

The following repeats and adds to information provided in the "Fee Table" section. Please review both sections for information on fees.


TRANSACTION FEES


Early Withdrawal Charge

Withdrawals of all or a portion of your account value may be subject to a charge.


Amount. A percentage of the payments that you withdraw. The percentage will be determined according to the following schedule.

Early Withdrawal Charge Schedule


 Years from Receipt of Payment     Early Withdrawal Charge
 -----------------------------     -----------------------
 Fewer than 1                                 7%
 1 or more but fewer than 2                   6%
 2 or more but fewer than 3                   5%
 3 or more but fewer than 4                   4%
 4 or more but fewer than 5                   3%
 5 of more but fewer than 6                   2%
 6 or more but fewer than 7                   1%
 7 or more                                    0%


Purpose. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. Our remaining sales and administrative expenses will be covered by our general assets which are attributable in part to the mortality and expense risk charge described in this section.

First In, First Out. The early withdrawal charge is calculated separately for each payment withdrawn. For purposes of calculating your early withdrawal charge, we consider that your first payment to the account (first in) is the first you withdraw (first out).


For example: If you made the initial payment three years ago, we will deduct an early withdrawal charge equal to 4% of the portion of that payment withdrawn. The next time you make a withdrawal we will assess the charge against the portion of the first payment that you did not withdraw and/or your subsequent payments to your account in the order they were received.

Earnings may be withdrawn after all payments have been withdrawn. There is no early withdrawal charge for withdrawal of earnings.


Free Withdrawals. After the first year of your contract there is no early withdrawal charge on the first withdrawal each calendar year if the amount withdrawn is 15% or less than your current account value on the date the withdrawal request is received at our Home Office.

The free withdrawal amount will be adjusted for amounts withdrawn under a systematic distribution option or taken as a required minimum distribution during the calendar year.

Waiver. The early withdrawal charge is waived for payments withdrawn if the withdrawal is based on any one of the following:


> Used to provide payments to you during the income phase

> Paid due to the annuitant's death during the accumulation phase (for an amount up to the sum of payments in the account on the annuitant's date of death)


> Paid upon a full withdrawal where your account value is $2,500 or less and no part of the account value has been withdrawn during the prior 12 months


> Taken because of the election of a systematic distribution option (see
  "Systematic Distribution Options")

> Taken under a qualified contract, when the amount withdrawn is equal to the minimum distribution required by the Tax Code for your account calculated using a method permitted under the Tax Code and agreed to by the Company

> Paid upon termination of your account by us (see "Other Topics-- Involuntary
  Terminations")


Reduction or Elimination. We may reduce or eliminate the early withdrawal charge if we anticipate savings on our administrative expenses due to any one of the following:


> The size and type of group to whom the contract is offered

> The amount of expected payments, and

> A prior or existing relationship with the Company such as being an employee of the Company or any affiliate, receiving distributions or making transfers from other contracts issued by us, or transferring amounts held under qualified retirement plans sponsored by us or one of our affiliates

We will not unfairly discriminate against any person if we reduce or eliminate the early withdrawal charge. Any reduction or elimination of this charge will be subject to state approval.

Annual Maintenance Fee

Maximum Amount: $30.00


When/How. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal. It is deducted proportionally from each investment option.

Purpose. This fee reimburses our administrative expenses relating to the establishment and maintenance of your account.

Elimination. We will not deduct the annual maintenance fee if your account value is $50,000 or more on the date the annual maintenance fee is due.

Reduction or Elimination. We may reduce or eliminate the annual maintenance fee. Factors we consider reflect differences in our level of administrative costs and services, such as:


> The size and type of the group to whom the contract is offered, and

> The amount of expected payments

We will not unfairly discriminate against any person if we reduce or eliminate the annual maintenance fee. Any reduction or elimination of this fee will be done according to our rules in effect at the time a contract is issued. We reserve the right to change these rules from time to time.

Transfer Charge

Amount. During the accumulation phase, we currently allow you 12 free transfers each calendar year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

Purpose. This fee reimburses the Company for administrative expenses associated with transferring your dollars among investment options.

FEES DEDUCTED FROM INVESTMENTS IN THE SEPARATE ACCOUNT


Mortality and Expense Risk Charge


Maximum Amount. 1.25% annually of your account value invested in the subaccounts.

When/How. We deduct this fee daily from the subaccounts corresponding to the funds you select. We do not deduct this fee from the Guaranteed Account.

Purpose. This fee compensates us for the mortality and expense risks we assume under the contract.


> The mortality risk is the risk associated with our promise to make lifetime payments based on annuity rates specified in the contract

> The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge

If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.


Reduction. We may reduce this fee based upon consideration of one or more of the following:


> The size and type of the group to whom the contract is offered

> The type and frequency of administrative and sales services provided, and

> The level of annual maintenance fee and early withdrawal charges

We will not unfairly discriminate against any person if we reduce the mortality and expense risk charge. Any reduction of this fee will be done according to our own rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time.

Administrative Expense Charge


Maximum Amount. 0.15% annually of your account value invested in the subaccounts during the accumulation phase.


There is currently no administrative expense charge during the income phase, however, we reserve the right to charge an administrative expense charge of up to 0.25% during the income phase.


When/How. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from the

Guaranteed Account. This charge may be assessed during the accumulation phase or the income phase. If we are currently imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase.


Purpose. This charge helps defray our administrative expenses that cannot be covered by the mortality and expense risk charge described above. The charge is not intended to exceed the average expected cost of administering the contract. We do not expect to make a profit from this fee.

Reduction or Elimination. We may reduce or eliminate the administrative expense charge. Factors we consider reflect differences in our level of administrative costs and services, such as:


> The size and type of the group to whom the contract is offered, and

> The amount of expected payments


We will not unfairly discriminate against any person if we reduce or eliminate the administrative expense charge. Any reduction or elimination of this fee will be done according to our rules in effect at the time a contract is issued. We reserve the right to change these rules from time to time.

FEES DEDUCTED BY THE FUNDS

Maximum Amount. Each fund's advisory fee and expenses are different. They are set forth in "Fee Table--Fees Deducted by the Funds" and described in more detail in each fund prospectus.

When/How. The fund fees are not deducted from your account value. Instead, fund expenses are reflected in the daily value of fund shares, which in turn will affect the daily value of the subaccounts.

Purpose. These expenses help to pay the fund investment advisor and operating expenses.

PREMIUM AND OTHER TAXES

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending upon jurisdiction.

When/How. We reserve the right to deduct premium taxes from your account value or from payments to the account at any time, but not before there is a tax liability under state law. Our current practice is to deduct premium taxes at the time of a complete withdrawal or the commencement of income payments. We will not deduct any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.


In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. See "Taxation."

Your Account Value
--------------------------------------------------------------------------------

During the accumulation phase, your account value at any given time equals:

> The current dollar value of amounts invested in the subaccounts, plus

> The current dollar values of amounts invested in the Guaranteed Account, including interest earnings to date

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account B subaccount dedicated to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "Accumulation Unit Value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

> The net assets of the fund held by the subaccount as of the current valuation;
  minus

> The net assets of the fund held by the subaccount at the preceding valuation;
  plus or minus

> Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by

> The total value of the subaccount's units at the preceding valuation; minus

> A daily deduction for the mortality and expense risk charge and the administrative expense charge (if any). See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the New York Stock Exchange, the applicable AUV's are $10 for Subaccount A, and $25 for Subaccount B. The investor's account is credited with 300 accumulation units of Subaccount A, and 80 accumulation units of Subaccount B.


Step 1: An investor contributes $5000


Step 2:

A. He directs us to invest $3,000 in Fund A. His dollars purchase 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).

B. He directs us to invest $2,000 in Fund B. His dollars purchase 80 accumulation units of Subaccount B ($2,000 divided by the current $25 AUV).


Step 3: The separate account then purchases shares of the applicable funds at the current market value.


The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.


Payments to Your Account. If all or a portion of initial payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application as described in "Purchase and Rights." Subsequent payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the payment or transfer request. The value of subaccounts may vary day to day.


[graphic]

                              $5,000 contribution

                              Step 1 (down arrow)

                    Aetna Life Insurance and Annuity Company

                               Step 2 (down arrow)

                           Variable Annuity Account B

                    Subaccount A        Subaccount B        Etc.
                    300                 80
                    accumulation        accumulation
                    units               units


                        (down arrow) Step 3 (down arrow)

                              Fund A    Fund B
[end graphic]

[Begin sidebar]

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

> Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")

> Maintenance Fee (see "Fees--Maintenance Fee")

> Market Value Adjustment for amounts held in the Guaranteed Account (see
  Appendix I and the Guaranteed Account prospectus)

> Tax Penalty (see "Taxation")

> Tax Withholding (see "Taxation")


To determine which may apply, refer to the appropriate sections of this prospectus, contact your local representative or call us at the number listed in "Contract Overview--Questions: Contacting the Company."


[End sidebar]


Withdrawals
--------------------------------------------------------------------------------

You may withdraw all or a portion of your account value at any time during the accumulation phase.

Steps for Making A Withdrawal

> Select the withdrawal amount


(1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Account (plus or minus any applicable market value adjustment), minus any applicable early withdrawal charge and annual maintenance fee.

(2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge, and any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Account.


See Appendix I and the Guaranteed Account prospectus for more information.

> Select investment options. If you do not specify this, we will withdraw dollars proportionally from each of your investment options

> Properly complete a disbursement form and deliver it to our Home Office

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based upon your account value as of the next valuation after we receive a request for withdrawal in good order at our Home Office.


Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly-completed disbursement form in good order.


Reinvesting a Full Withdrawal. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinvest all or a portion of your withdrawal. We must receive reinvested amounts within 60 days of the withdrawal. We will credit the account for the amount reinvested based upon the subaccount values next computed following our receipt of your request and the amount to be reinvested. We will credit the amount reinvested proportionally for maintenance fees and early withdrawal charges imposed at the time of withdrawal. We will deduct from the amounts reinvested any maintenance fee which fell due after the withdrawal and before the reinvestment. We will reinvest in the same investment options and proportions in place at the time of withdrawal. The reinvestment privilege may be used only once. Special rules apply to reinvestments of amounts withdrawn from the Guaranteed Account (see Appendix I and the Guaranteed Account prospectus). We will not credit your account for market value adjustments that we deducted at the time of your withdrawal. Seek competent advice regarding the tax consequences associated with reinvestment.

[Begin sidebar]


Features of a Systematic Distribution Option (SDO)


An SDO allows you to receive regular payments from your contract, without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase.


[End sidebar]

Systematic Distribution Options
--------------------------------------------------------------------------------

The following Systematic Distribution Options (SDOs) may be available:

> SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated under the account.

> ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year.

  Under ECO, we calculate the minimum distribution amount required by law, generally at age 70-1/2, and pay you that amount once a year. ECO is not available under nonqualified contracts. An early withdrawal charge will not be deducted from and a market value adjustment will not be applied to any part of your account value paid under an ECO.


> Other SDOs. We may add additional SDOs from time to time. You may obtain additional information relating to any of the SDOs from your local representative or by calling us at the number listed in "Contract Overview--
  Questions: Contacting the Company."



Eligibility for an SDO. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your local representative or the Company at the number listed in "Contract Overview--
Questions: Contacting the Company."


SDO Availability. If allowed by applicable law, we reserve the right to discontinue the availability of one or all of the SDOs for new elections at any time, and/or to change the terms of future elections.

Terminating an SDO. You may revoke an SDO at any time by submitting a written request to our Home Office. ECO, once revoked, may not, unless allowed under the Tax Code, be elected again.

Charges and Taxation. When you elect an SDO, your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" and "Fee Table" sections. Taking a withdrawal under an SDO may have tax consequences. If you are concerned about tax implications, consult a qualified tax advisor before electing an option.

[Begin sidebar]

This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase see "The Income Phase."

Terms to understand:

Account Year/Account Anniversary: A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.

Annuitant: The person(s) on whose life or life expectancy(ies) the income phase payments are based.

Beneficiary(ies): The person(s) or entity(ies) entitled to receive a death benefit under the contract.


Claim Date: The date proof of death and the beneficiary's right to receive the death benefit are received in good order at our Home Office.

Contract Holder (You/Your): The contract holder of an individually owned contract or the certificate holder of a group contract. The contract holder and annuitant may be the same person.


Market Value Adjustment: An adjustment that may be made to amounts withdrawn from the Guaranteed Account. The adjustment may be positive or negative.

[End sidebar]

Death Benefit
--------------------------------------------------------------------------------

During the Accumulation Phase

Who Receives the Death Benefit? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries. However, if you are a joint contract holder and you die, the beneficiary will automatically be the surviving joint contract holder. In this circumstance, any other beneficiary you named will be treated as the primary or contingent beneficiary, as originally named, of the surviving joint contract holder. The surviving joint contract holder may change the beneficiary designation. If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.


Designating Your Beneficiary. You may designate a beneficiary on your application or by contacting your local representative or calling us at the number listed in "Contract Overview--Questions: Contacting the Company."


When is a Death Benefit Payable? During the accumulation phase a death benefit is payable when the contract holder or the annuitant dies. If there are joint contract holders, the death benefit is payable when either one dies.

Prior to the election of a death benefit payment by the beneficiary, the account value will remain in the account and continue to be affected by the investment performance of the investment option(s) selected. The beneficiary has the right to allocate or transfer any amount to any available investment option (subject to a market value adjustment, as applicable).

Death Benefit Amount

Upon the death of the annuitant, the death benefit will be the greatest of:


(1) The total payments made to your account, adjusted for any amounts deducted from your account (including withdrawals, income phase payments, and fees)

(2) The highest account value on any account anniversary up to the annuitant's 85th birthday (or date of death, if earlier), adjusted for payments made and any amounts deducted from your account (including withdrawals, income phase payments, and fees) since that account anniversary, and

(3)  The account value as of the date of death


If the death benefit is greater than the account value as of the date of death, on the claim date we will allocate the excess to the money market subaccount. The account value on the claim date plus any excess deposited into the money market subaccount becomes the new account value under the contract, and the death benefit paid will equal the account value when the request for payment is made. No early withdrawal charge will apply upon payment of the death benefit.

Death Benefit Amounts in Certain Cases

If the Holder is not the Annuitant. Under nonqualified contracts only, if the contract holder who is not the annuitant dies, the death benefit will be equal to the account value on the claim date, plus or minus any market value adjustment. An early withdrawal charge may apply to any full or partial payment of this death benefit.

If a Spousal Beneficiary Continues the Account. If the spousal beneficiary continues the account at the death of the contract holder who was also the annuitant, the spousal beneficiary becomes the annuitant. In this circumstance, the death benefit payable at the death of a spousal beneficiary equals the account value on the claim date, plus or minus any market value adjustment, and minus any early withdrawal charge applicable to any payments made to the account since the death of the original contract holder/annuitant.

If the spousal beneficiary continues the account at the death of the certificate holder who was not the annuitant, the annuitant will not change. At the death of the spousal beneficiary, the death benefit described above will not apply and the death benefit will equal the account value on the current claim date, plus or minus any market value adjustment, and minus any applicable early withdrawal charge.

Guaranteed Account


For amounts held in the Guaranteed Account, see the Guaranteed Account prospectus for a discussion of the death benefit calculation.


Death Benefit--Methods of Payment


For Qualified Contracts. Under a qualified contract, if the annuitant dies the beneficiary has the following options:

> Apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options (subject to the Tax Code distribution rules)
> Receive, at any time, a lump sum payment equal to all or a portion of the account value, plus or minus any market value adjustment
> Elect SWO or ECO (described in "Systematic Distribution Options"), provided the election would satisfy the Tax Code minimum distribution rules

Payments from a Systematic Distribution Option. If the annuitant was receiving payments under SWO or ECO and died before the Tax Code's required beginning date for minimum distributions, payments under SWO or ECO will stop. The beneficiary or contract holder on behalf of the beneficiary may elect SWO or ECO provided the election is permitted under the Tax Code minimum distribution rules. If the annuitant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Tax Code minimum distribution rules, unless the option is revoked.

Distribution Requirements. Subject to Tax Code limitations, a beneficiary may be able to defer distribution of the death benefit. Death benefit payments must satisfy the distribution rules in Tax Code Section 401(a)(9). See "Taxation."

For Nonqualified Contracts.


(1) If you die and the beneficiary is your surviving spouse, or if you are a non-natural person and the annuitant dies and the beneficiary is the annuitant's surviving spouse, then the beneficiary becomes the successor contract holder.

     As the successor contract holder, the beneficiary may exercise all rights under the account and has the following options:

     (a)  Continue the account in the accumulation phase

     (b) Elect to apply some or all of the account value, plus or minus any market value adjustment to any of the income phase payment options

     (c) Receive at any time a lump sum payment equal to all or a portion of the account value, plus or minus any market value adjustment

     If you die and you are not the annuitant, an early withdrawal charge will apply if a lump-sum payment is elected. In this circumstance, the Tax Code does not require distributions under the contract until the successor contract holder's death.

(2) If you die and the beneficiary is not your surviving spouse, he or she may elect option 1(b) or option 1(c) above.

     In this circumstance, the Tax Code requires any portion of the account value, plus or minus any market value adjustment, not distributed in installments over the beneficiary's life or life expectancy, beginning within one year of your death, must be paid within five years of your death. See "Taxation."


(3) If you are a natural person but not the annuitant and the annuitant dies, the beneficiary may elect option 1(b) or option 1(c) above. If the beneficiary does not elect option 1(b) within 60 days from the annuitant's date of death, the gain, if any, is includible in the beneficiary's income in the year the annuitant dies.


Payments from a Systematic Distribution Option. If the contract holder or annuitant dies and payments were made under SWO, payments will stop. A beneficiary, however, may elect to continue SWO.

Taxation. Your beneficiary(ies) may be subject to tax penalties if they do not begin receiving death benefit payments within a time frame required by the Tax Code. See "Taxation."

[Begin sidebar]

We may have used the following terms in prior prospectuses:

Annuity Phase--Income Phase

Annuity Option--Payment Option

Annuity Payment--Income Phase Payment

[End sidebar]

The Income Phase
--------------------------------------------------------------------------------


During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.


Initiating Payments. At least 30 days prior to the date you want to start receiving payments, you must notify us in writing of all of the following:

> Start date

> Payment option (see the payment options table in this section)

> Payment frequency (i.e., monthly, quarterly, semi-annually or annually)

> Choice of fixed or variable payments

> Selection of an assumed net investment rate (only if variable payments are elected)


Your account will continue in the accumulation phase until you properly initiate payments. Once a payment option is selected, it may not be changed.

What Affects Payment Amounts? Some of the factors that may affect payment amounts include your age, your gender, your account value, the payment option selected, number of guaranteed payments (if any) selected, and whether you select variable or fixed payments.


Fixed Payments. Amounts funding fixed payments will be held in the Company's general account. Fixed payment amounts do not vary over time.

Variable Payments. Amounts funding your variable income payments will be held in the subaccount(s) you select. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable payments, an assumed net investment rate must be selected.

You may also select a combination of both fixed and variable payments.


Assumed Net Investment Rate. For variable payments, an assumed net investment rate must be selected. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3-1/2% rate, your first payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call us for a copy of the SAI. See "Contract Overview--Questions: Contacting the Company."


Minimum Payment Amounts. The payment option you select must result in:

> A first payment of at least $50, or

> Total yearly payments of at least $250

If your account value is too low to meet these minimum payment amounts, you will receive one lump sum payment. We reserve the right to increase the minimum payment amount based upon the Consumer Price Index-Urban (CPI-U), since July 1, 1993.

Restrictions on Start Dates and the Duration of Payments. For nonqualified contracts, payments may not begin later than the first day of the month following the annuitant's 90th birthday. For qualified IRAs, generally payments must begin by April 1 of the calendar year following the calendar year in which you attain age 70-1/2. When payments start, the age of the annuitant plus the number of years for which payments are guaranteed must not exceed 95.

For qualified contracts only, payments may not extend beyond:


(a)  The life of the annuitant

(b)  The joint lives of the annuitant and beneficiary

(c)  A guaranteed period greater than the annuitant's life expectancy

(d) A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary

See "Taxation" for further discussion of rules relating to income phase payments.


Charges Deducted. We make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable payments and a nonlifetime payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. We may also deduct a daily administrative charge from amounts held in the subaccounts. See "Fees."


Death Benefit during the Income Phase. The death benefits that may be available to a beneficiary are outlined in the payment option table below. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at our Home Office. If the continuing payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.


Beneficiary Rights. A beneficiary's right to elect an income phase payment option or receive a lump sum payment may have been restricted by the contract holder. If so, such rights or options will not be available to the beneficiary.


Partial Entry into the Income Phase. You may elect a payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a qualified tax adviser before electing this option. The same or different payment option may be selected for the portion left invested in the accumulation phase.


Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting a payment option, the Tax Code requires that your expected payments will not exceed certain amounts. See "Taxation" for additional information.

Payment Options.


The following table lists the payment options and accompanying death benefits available during the income phase. We may offer additional payment options under the contract from time to time.


Once income phase payments begin, you may not change the payment option selected.

Terms to understand:

Annuitant: The person(s) on whose life expectancy(ies) the income phase payments are based.

Beneficiary: The person(s) or entity(ies) entitled to receive a death benefit under the contract.


--------------------------------------------------------------------------------------------------------------------------
                                                 Lifetime Payment Options
--------------------------------------------------------------------------------------------------------------------------
                   Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be
 Life Income       made should the annuitant die prior to the second payment's due date.
                   Death Benefit--None: All payments end upon the annuitant's death.
--------------------------------------------------------------------------------------------------------------------------
                   Length of Payments: For as long as the annuitant lives, with payments guaranteed for your choice
 Life Income--     of 5-30 years or as otherwise specified in the contract.
 Guaranteed        Death Benefit--Payment to the Beneficiary: If the annuitant dies before we have made all the
 Payments          guaranteed payments, we will pay the beneficiary a lump-sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.
--------------------------------------------------------------------------------------------------------------------------
                   Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment's due date.
                   Continuing Payments:
 Life Income--     (a) When you select this option you choose for 100%, 66-2/3% or 50% of the payment to continue
 Two Lives         to the surviving annuitant after the first death; or
                   (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50%
                   of the payment will continue to the second annuitant on the annuitant's death.
--------------------------------------------------------------------------------------------------------------------------
                                                 Nonlifetime Payment Plan
--------------------------------------------------------------------------------------------------------------------------
                   Length of Payments: You may select payments for 5 to 30 years. In certain cases a lump-sum payment may be requested at any time (see below).
 Nonlifetime--     Death Benefit--Payment to the Beneficiary: If the annuitant dies before we make all the
 Guaranteed        guaranteed payments, we will pay the beneficiary a lump-sum (unless otherwise requested) equal
 Payments          to the present value of the remaining guaranteed payments, and we will not impose any early withdrawal charge.
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lump-sum Payment: If the "Nonlifetime--Guaranteed Payments" option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump-sum. A lump-sum elected before three years of payments have been completed will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. See "Fees--Early Withdrawal Charge." Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at the Home Office.
--------------------------------------------------------------------------------


Calculation of Lump Sum Payments. If a lump sum payment is available under the payment options above, the rate used to calculate the present value of the remaining guaranteed payments will be the same rate we used to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments or the 3-1/2% or 5% assumed net investment rate used for variable payments).

[Begin sidebar]

In this Section


INTRODUCTION

CONTRACT TYPE

WITHDRAWALS AND OTHER DISTRIBUTIONS

          o Taxation of Distributions

          o 10% Penalty Tax

          o Withholding for Federal Income Tax Liability


MINIMUM DISTRIBUTION REQUIREMENTS

          o 50% Excise Tax

          o Minimum Distribution of Death Benefits-IRAs
          o Minimum Distribution of Death Benefits--
            Nonqualified Contracts

RULES SPECIFIC TO IRAS

RULES SPECIFIC TO NONQUALIFIED CONTRACTS

TAXATION OF THE COMPANY

When consulting a tax adviser, be certain that he or she has expertise in the Tax Code sections applicable to your tax concerns.


[End sidebar]

Taxation
--------------------------------------------------------------------------------


INTRODUCTION.


This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

> Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract

> Tax laws change. It is possible that a change in the future could affect contracts issued in the past

> This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions

> We do not make any guarantee about the tax treatment of the contract or a transaction involving the contract

> Contract holder means the holder of an individually owned contract or the certificate holder of a group contract

> The term "payment" in this section refers to income phase payments

--------------------------------------------------------------------------------
 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser.
--------------------------------------------------------------------------------


Taxation of Gains Prior to Distribution. Generally, no amounts accumulated under a variable contract are taxable prior to the time of actual distribution. However, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury announced that it will issue guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company reserves the right to modify the contract as necessary to attempt to prevent a contract holder from being considered the owner of a pro rata share of the assets of the separate account for Federal tax purposes.

CONTRACT TYPE


The contract is designed for use on a non-tax qualified basis as a nonqualified contract or as a qualified traditional IRA under Tax Code section 408(b).

Tax Rules. The tax rules vary according to whether the contract is a nonqualified contract or an IRA under Tax Code Section 408(b).

The Contract. Contract holders are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract.

WITHDRAWALS AND OTHER DISTRIBUTIONS


Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, payments, rollovers, exchanges and death benefits.

We report the taxable portion of all distributions to the Internal Revenue Service (IRS).

Taxation of Distributions

Nonqualified Contracts. A full withdrawal of a nonqualified contract is taxable to the extent that the amount received exceeds the investment in the contract. A partial withdrawal is taxable to the extent that the account value immediately before the withdrawal exceeds the investment in the contract. In other words, a partial withdrawal is treated first as a withdrawal of taxable earnings.

For payments, a portion of each payment which represents the investment in the contract is not taxable. An exclusion ratio is calculated to determine the nontaxable portion.


For fixed payments, in general, there is no tax on the portion of each payment which represents the same ratio that the investment in the contract bears to the total dollar amount of the expected payments as defined in Tax Code section 72(d). The entire payment will be taxable once the recipient has recovered the investment in the contract.


For variable payments, an equation is used to establish a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The entire payment will be taxable once the recipient has recovered the investment in the contract.

All deferred nonqualified annuity contracts that are issued by the Company (or its affiliates) to the same contract holder during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code section 72(e) through the serial purchase of annuity contracts or otherwise.

408(b) Individual Retirement Annuity (IRA). All distributions from a traditional IRA are taxed as received unless either of the following is true:

> The distribution is rolled over to another traditional IRA or, if the IRA contains only amounts previously rolled over from a 401(a), 401(k), or 403(b) plan, to another plan of the same type

> You made after-tax contributions to the plan. In this case, the distribution will be taxed according to rules detailed in the Tax Code


Taxation of Death Benefits. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.

10% Penalty Tax

Under certain circumstances, the Tax Code may impose a 10% penalty tax on the taxable portion of any distribution from a nonqualified contract or from a contract used with a 408(b) IRA.

Nonqualified Contract. The 10% penalty tax applies to the taxable portion of a distribution from a nonqualified annuity unless one or more of the following have occurred:


(a)  The taxpayer has attained age 59-1/2
(b)  The taxpayer has become totally and permanently disabled
(c)  The contract holder has died
(d) The distribution is made in substantially equal periodic payments (at least annually) over the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and beneficiary, or
(e) The distribution is allocable to investment in the contract before August 14, 1982


408(b) IRA. The 10% penalty tax applies to the taxable portion of a distribution from a 408(b) IRA, unless one or more of the following have occurred:


(a)  You have attained age 59-1/2
(b)  You have become totally and permanently disabled
(c)  You have died
(d) The distribution is rolled over into another plan of the same type or to an IRA in accordance with the Tax Code
(e) The distribution is made in substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of your and your beneficiary, or
(f) The distribution is equal to unreimbursed medical expenses that qualify for deduction as specified in the Tax Code


The penalty tax is also waived on a distribution made from an IRA to pay for health insurance premiums for certain unemployed individuals or used for qualified first-time home purchase or for higher education expenses.

Withholding for Federal Income Tax Liability

Any distributions under the contract are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

Nonqualified Contract. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

408(b) IRA. Generally, you or a beneficiary may elect not to have tax withheld from distributions.

Non-resident Aliens. If you or your beneficiary is a non-resident alien, then any withholding is governed by Tax Code section 1441 based on the individual's citizenship, the country of domicile and treaty status.

MINIMUM DISTRIBUTION REQUIREMENTS


To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. The requirements do not apply to nonqualified contracts, except with regard to death benefits. These rules may dictate one or more of the following:

> Start date for distributions

> The time period in which all amounts in your account(s) must be distributed

> Distribution amounts


Start Date. Generally, you must begin receiving distributions from an IRA by April 1 of the calendar year following the calendar year in which you attain age 70-1/2 or retire, whichever occurs later, unless you are a 5% owner or the contract is an IRA, in which case such distributions must begin by April 1 of the calendar year in which you attain 70-1/2.


Time Period. We must pay out distributions from the contract over one of the following time periods:

> Over your life or the joint lives of you and your beneficiary

> Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary

50% Excise Tax

If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.

Minimum Distribution of Death Benefits--IRAs

The following applies to 408(b) IRAs. Different distribution requirements apply depending upon whether your death occurs:

> After you begin receiving minimum distributions under the contract, or

> Before you begin receiving such distributions

If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Tax Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, depending upon:

> Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary, and

> Whether life expectancy was recalculated

The rules are complex and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.

If your death occurs before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die September 1, 1999, your entire balance must be distributed to the beneficiary by December 31, 2004. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in either of the following timeframes:

> Over the life of the beneficiary

> Over a period not extending beyond the life expectancy of the beneficiary

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:

> December 31 of the calendar year following the calendar year of your death

> December 31 of the calendar year in which you would have attained age 70-1/2

In lieu of taking a distribution under these rules, an IRA spousal beneficiary may elect to treat the account as his or her own IRA and defer taking a distribution until his or her age 70-1/2. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the account or fails to take a distribution within the required time period.

Minimum Distribution of Death Benefits--Nonqualified Contracts


Death of the Contract Holder. The following requirements apply to nonqualified contracts at the death of the contract holder. If you are the contract holder, different distribution requirements apply depending upon whether your death occurs:

> After you begin receiving payments under the contract, or

> Before you begin receiving such distributions


If your death occurs after you begin receiving payments, distribution must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 1999, your entire balance must be distributed by August 31, 2004. However, if the distribution begins within one year of your death, then payments may be made in one of the following time-frames:

> Over the life of the beneficiary

> Over a period not extending beyond the life expectancy of the beneficiary

Spousal Beneficiaries. If the beneficiary is your spouse, the account may be continued with the surviving spouse as the new contract holder.

Death of Annuitant. If the contract holder is a non-natural person and the annuitant dies, the same rules apply as outlined above for death of a contract holder. If the contract holder is a natural person but not the annuitant and the annuitant dies, the beneficiary must elect a payment option within 60 days of the date of death, or any gain under the contract will be includible in the beneficiary's income in the year the annuitant dies.

RULES SPECIFIC TO IRAS


Tax Code Section 408(b) IRAs. Tax Code section 408(b) permits eligible individuals to contribute to a traditional IRA on a pre-tax (deductible) basis. Employers may establish Simplified Employee Pension (SEP) plans and contribute to a traditional IRA owned by the employee.

Assignment or Transfer of Contracts. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce.

Eligibility. Eligibility to contribute to a traditional IRA on a pre-tax basis depends on your adjusted gross income.

Rollovers and Transfers. Rollovers and direct transfers are permitted from a 401, 403(a) or a 403(b) arrangement to a traditional IRA. Distributions from these arrangements are not permitted to be transferred or rolled over to a Roth IRA. A Roth IRA can accept transfers/rollovers only from a traditional IRA, subject to ordinary income tax, or from another Roth IRA.


RULES SPECIFIC TO NONQUALIFIED CONTRACTS


In General. Tax Code section 72 governs taxation of annuities in general. A contract holder under a nonqualified contract who is a natural person generally is not taxed on increases in the account value until distribution occurs by withdrawing all or part of such account value. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Holders of a Nonqualified Contract. If the contract holder is not a natural person, a nonqualified contract generally is not treated as an annuity for income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the surrender value, adjusted for purchase payments made during the year, amounts previously distributed and amounts previously included in income. There are some exceptions to the rule and a non-natural person should consult with its tax adviser prior to purchasing this contract. A non-natural person exempt from federal income taxes should consult with its tax adviser regarding treatment of income on the contract for purposes of the unrelated business income tax. When the contract holder is not a natural person, a change in annuitant is treated as the death of the contract holder.

Diversification. Tax Code section 817(h) requires that in a nonqualified contract the investments of the funds be "adequately diversified" in accordance with Treasury Regulations in order for the contracts to qualify as annuity contracts under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the funds' assets may be invested.

Transfers, Assignments or Exchanges of a Nonqualified Contract. A transfer of ownership of a nonqualified contract, the designation of an annuitant, payee or other beneficiary who is not also the contract holder, the selection of certain annuity dates, or the exchange of a contract may result in certain tax consequences. The assignment, pledge, or agreement to assign or pledge any portion of the account value generally will be treated as a distribution. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a tax adviser regarding the potential tax effects of such a transaction.

TAXATION OF THE COMPANY


We are taxed as a life insurance company under the Tax Code. Variable Annuity Separate Account B is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company", but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.


Other Topics
--------------------------------------------------------------------------------

The Company

Aetna Life Insurance and Annuity Company (the Company, we, us) issues the contracts described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.

We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of Aetna Inc. Through a merger our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).


We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:
            151 Farmington Avenue
            Hartford Connecticut 06156


Variable Annuity Account B


We established Variable Annuity Account B (the separate account) in 1976 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.


The separate account is divided into subaccounts. These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contract are obligations of the Company.

Contract Distribution

We will serve as the principal underwriter for the securities sold by this prospectus. We are registered as a broker-dealer with the SEC and a member of the National Association of Securities Dealers, Inc.

As principal underwriter, we will enter into arrangements with one or more registered broker-dealers, including at least one affiliate of the Company, to offer and sell the contract described in this prospectus. We may also enter into these arrangements with banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934 pursuant to legal and regulatory exceptions. In this prospectus, we refer to the registered broker-dealers and the banks described above as "distributors." We and one or more of our affiliates may also sell the contract directly. All individuals offering and selling the contract must be registered representatives of a broker-dealer, or employees of a bank exempt from registration under the Securities Exchange Act of 1934, and must be licensed as insurance agents to sell variable annuity contracts.

Federated Securities Corp., an affiliate of the investment advisor, may enter into agreements with some of the distributors to provide services to customers in connection with the funds acquired through the contract. These services include:

> Providing customers with information concerning the funds, and their investment objectives, policies and limitations, portfolio securities and performance

> Responding to customer inquiries

> Providing other services as the parties may agree

Fees for these services may be based on the fund's total assets attributable to the distributor's customers.

We may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contract, and may negotiate different commissions for these broker-dealers.

Payment of Commissions. We pay commissions to distributors who sell the contract. Distributors will be paid commissions up to an amount currently equal to 6.5% of payments for promotional or distribution expenses associated with the marketing of the contract. We pay these commissions out of any early withdrawal charge we collect or out of our general assets. Commissions are not deducted from payments to your account.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:

> On any valuation date when the New York Stock Exchange is closed (except customary weekend and holiday closings) or when trading on the New York Stock Exchange is restricted

> When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount's assets

> During any other periods the SEC may by order permit for the protection of investors

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Performance Reporting

We may advertise different types of historical performance for the subaccounts including:

> Standardized average annual total returns

> Non-standardized average annual total returns


We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising you may request an SAI by calling us at the number listed in "Contract Overview--Questions: Contacting the Company."


Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccounts over the most recent one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. We include all recurring charges during each period (i.e., mortality and expense risk charges, annual maintenance fees, administrative expense charges, if any, and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the fund's inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the separate account. If you are a contract holder under a group contract, you have a fully vested interest in the contract and may instruct the group contract holder how to direct the Company to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.

> During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.

> During the income phase the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

Contract Modifications

We may change the contract as required by federal or state law. In addition, we may, upon 30 days' written notice to the group contract holder, make other changes to a group contract that would apply only to individuals who become participants under that contract after the effective date of such changes. If a group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Transfer of Ownership: Assignment

We will accept assignments or transfers of ownership of a nonqualified contract or a qualified contract where such assignments or transfers are not prohibited, with proper notification. The date of any assignment or transfer of ownership will be the date we receive the notification at our Home Office. An assignment or transfer of ownership may have tax consequences and you should consult with a tax advisor before assigning or transferring ownership of the contract.

An assignment of a contract will only be binding on the Company if it is made in writing and sent to the Company at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from such failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

Involuntary Terminations

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days' advance written notice. No early withdrawal charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the account value is reduced to $2,500 or less solely due to investment performance.

Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account or the Company as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

Year 2000 Readiness


As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as Aetna), is dependent upon computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment,
(ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission- critical IT systems was completed by year end 1998. Testing of all mission- critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.


The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker-dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.

Contents of the Statement of Additional Information
--------------------------------------------------------------------------------

The Statement of Additional Information (SAI) contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. The following is a list of the contents of the SAI.


General Information and History ..........................................   2
Variable Annuity Account B ...............................................   2
Offering and Purchase of Contract ........................................   3
Performance Data .........................................................   3
    General ..............................................................   3
    Average Annual Total Return Quotations ...............................   3
Income Phase Payments ....................................................   4
Sales Material and Advertising ...........................................   5
Independent Auditors .....................................................   6
Financial Statements of the Separate Account ............................. S-1
Financial Statements of Aetna Life Insurance and Annuity Company ......... F-1



You may request an SAI by calling the Company at the number listed in "Contract Overview--Questions: Contacting the Company."

                                  Appendix I
                           ALIAC Guaranteed Account
--------------------------------------------------------------------------------

The ALIAC Guaranteed Account (the Guaranteed Account) is a fixed interest option available during the accumulation phase under the contract. This appendix is only a summary of certain facts about the Guaranteed Account. Please read the Guaranteed Account prospectus carefully before investing in this option.

In General. Amounts invested in the Guaranteed Account earn specified interest rates if left in the Guaranteed Account for specified periods of time. If you withdraw or transfer those amounts before the specified periods elapse, we may apply a market value adjustment (described below) which may be positive or negative.

When deciding to invest in the Guaranteed Account, contact your representative or the Company to learn:

> The interest rate(s) we will apply to amounts invested in the Guaranteed
  Account
  We change the rate(s) periodically. Be certain you know the rate we guarantee on the day your account dollars are invested in the Guaranteed Account. Guaranteed interest rates will never be less than an annual effective rate of 3%.

> The period of time your account dollars need to remain in the Guaranteed
  Account in order to earn the rate(s)
  You are required to leave your account dollars in the Guaranteed Account for a specified period of time in order to earn the guaranteed interest rate(s).

Deposit Period. During a deposit period, we offer a specific interest rate for dollars invested for a certain guaranteed term. For a specific interest rate and guaranteed term to apply, account dollars must be invested in the Guaranteed Account during the deposit period for which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending upon when account dollars are invested in the Guaranteed Account. For guaranteed terms one year or longer, we may apply more than one specified interest rate. The interest rate we guarantee is an annual effective yield. That means the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. Guaranteed interest rates will never be less than an annual effective rate of 3%.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in the Guaranteed Account in order to earn the guaranteed interest rate. For guaranteed terms one year or longer, we may offer different rates for specified time periods within a guaranteed term. We offer different guaranteed terms at different times. We also may offer more than one guaranteed term of the same duration with different interest rates. Check with your representative or the Company to learn what terms are being offered. The Company also reserves the right to limit the number of guaranteed terms or the availability of certain guaranteed terms.


Fees and Other Deductions. If all or a portion of your account value in the Guaranteed Account is withdrawn or transferred, you may incur one or more of the following:


> Market Value Adjustment (MVA)--as described in this appendix and in the Guaranteed Account prospectus

> Tax penalties and/or tax withholding--see "Taxation"

> Early withdrawal charge--see "Fees"

> Maintenance fee--see "Fees"

We do not make deductions from amounts in the Guaranteed Account to cover mortality and expense risks. Rather, we consider these risks when determining the interest rate to be credited.

Market Value Adjustment (MVA). If your account value is withdrawn or transferred from the Guaranteed Account before the guaranteed term is completed, an MVA may apply. The MVA reflects investment value changes caused by changes in interest rates occurring since the date of deposit. The MVA may be positive or negative.

If interest rates at the time of withdrawal or transfer have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into the Guaranteed Account. If interest rates at the time of withdrawal or transfer have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

MVA Waiver. For withdrawals or transfers from a guaranteed term before the guaranteed term matures, the MVA may be waived for:

> Transfers due to participation in the dollar cost averaging program

> Withdrawals taken due to your election of SWO or ECO (described in "Systematic
  Distribution Options"), if available

> Withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived

Death Benefit. When a death benefit is paid under the contract within six months of the date of death, only a positive aggregate MVA amount, if any, is applied to the account value attributable to amounts withdrawn from the Guaranteed Account. This provision does not apply upon the death of a spousal beneficiary or joint contract holder who continued the account after the first death. If a death benefit is paid more than six months from the date of death, a positive or negative aggregate MVA amount, as applicable, will be applied.

Partial Withdrawals. For partial withdrawals during the accumulation phase, amounts to be withdrawn from the Guaranteed Account will be withdrawn proportionally from each group of deposits having the same length of time until the maturity date ("Guaranteed Term Group"). Within a Guaranteed Term Group, the amount will be withdrawn first from the oldest deposit period, then from the next oldest, and so on until the amount requested is satisfied.

Guaranteed Terms Maturity. As a guaranteed term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new guaranteed term,
(b) transferred to other available investment options, or (c) withdrawn. Amounts withdrawn may be subject to an early withdrawal charge, taxation and, if you are under age 59-1/2, tax penalties may apply.

If no direction is received from you at our Home Office by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to a new guaranteed term of a similar length. If the same guaranteed term is no longer available, the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

If you do not provide instructions concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows transfers or withdrawals without an MVA if the transfer or withdrawal occurs during the calendar month immediately following a guaranteed term maturity date. This waiver of the MVA only applies to the first transaction regardless of the amount involved in the transaction.

Under the Guaranteed Account, each guaranteed term is counted as one funding option. If a guaranteed term matures, and is renewed for the same term, it will not count as an additional investment option for purposes of any limitation on the number of investment options.

Subsequent Payments. Payments received after your initial payment to the Guaranteed Account will be allocated in the same proportions as the last allocation, unless you properly instruct us to do otherwise. If the same guaranteed term(s) are not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

Dollar Cost Averaging. The Company may offer more than one guaranteed term of the same duration and credit one with a higher rate contingent upon use only with the dollar cost averaging program. If amounts are applied to a guaranteed term which is credited with a higher rate using dollar cost averaging and the dollar cost averaging is discontinued, the amounts will be transferred to another guaranteed term of the same duration and an MVA will apply.

Transfer of Account Dollars. Generally, account dollars invested in the Guaranteed Account may be transferred among guaranteed terms offered through the Guaranteed Account, and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in the Guaranteed Account or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term. The 90 day wait does not apply to (1) amounts transferred on the maturity date or under the maturity value transfer provision;
(2) amounts transferred from the Guaranteed Account before the maturity date due to the election of an income phase payment option; (3) amounts distributed under the ECO or SWO (See "Systematic Distribution Options"); and (4) amounts transferred from an available guaranteed term in connection with the dollar cost averaging program.

Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Transfers of the Guaranteed Account values on or within one calendar month of a term's maturity date are not counted as one of the 12 free transfers of accumulated values in the account.

Reinvesting Amounts Withdrawn from the Guaranteed Account. If amounts are withdrawn and then reinvested in the Guaranteed Account, we apply the reinvested amount to the current deposit period. This means the guaranteed annual interest rate and guaranteed terms available on the date of reinvestment will apply. We reinvest amounts proportionately in the same way as they were allocated before withdrawal. Your account value will not be credited for any negative MVA that was deducted at the time of withdrawal.

The Income Phase. The Guaranteed Account cannot be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a fixed or variable payment option and to transfer your Guaranteed Account dollars to the general account or any of the subaccounts available during the income phase. Transfers made due to the election of a lifetime payment option will be subject to only a positive aggregate MVA.

Distribution. The Company is the principal underwriter of the contract. The Company is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. From time to time, the Company may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contracts, and may negotiate different commissions for these broker-dealers.

                                  Appendix II
                        Condensed Financial Information
--------------------------------------------------------------------------------

    (Selected data for accumulation units outstanding throughout each period)


The condensed financial information presented below for each of the periods in the five-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

      Table I -- For Contracts with Total Separate Account Charges of 1.40%



                                                                 1998           1997
                                                                 ----           ----
FEDERATED AMERICAN LEADERS FUND II
Value at beginning of period                                     $20.287       $15.548
Value at end of period                                           $23.528       $20.287
Number of accumulation units outstanding at end of period      5,705,447     5,757,361
FEDERATED EQUITY INCOME FUND II
Value at beginning of period                                     $12.305       $10.534(2)
Value at end of period                                           $14.013       $12.305
Number of accumulation units outstanding at end of period      2,043,619     1,620,310
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Value at beginning of period                                     $11.883       $11.099
Value at end of period                                           $12.614       $11.883
Number of accumulation units outstanding at end of period      1,272,804     1,110,579
FEDERATED GROWTH STRATEGIES FUND II
Value at beginning of period                                     $15.777       $12.596
Value at end of period                                           $18.269       $15.777
Number of accumulation units outstanding at end of period      1,502,535     1,439,357
FEDERATED HIGH INCOME BOND FUND II
Value at beginning of period                                     $14.724       $13.119
Value at end of period                                           $14.910       $14.724
Number of accumulation units outstanding at end of period      3,345,669     3,613,943
FEDERATED INTERNATIONAL EQUITY FUND II
Value at beginning of period                                     $11.888       $10.952
Value at end of period                                           $14.719       $11.888
Number of accumulation units outstanding at end of period      1,190,290     1,173,166
FEDERATED PRIME MONEY FUND II
Value at beginning of period                                     $11.119       $10.748
Value at end of period                                           $11.503       $11.119
Number of accumulation units outstanding at end of period        701,313       677,262
FEDERATED UTILITY FUND II
Value at beginning of period                                     $16.611       $13.303
Value at end of period                                           $18.663       $16.611
Number of accumulation units outstanding at end of period      1,625,062     1,583,456

                                                                 1996            1995              1994
                                                                 ----            ----              ----
FEDERATED AMERICAN LEADERS FUND II
Value at beginning of period                                     $12.971         $9.838           $10.00(1)
Value at end of period                                           $15.548        $12.971            $9.838
Number of accumulation units outstanding at end of period      3,931,613      2,057,364          188,708
FEDERATED EQUITY INCOME FUND II
Value at beginning of period
Value at end of period
Number of accumulation units outstanding at end of period
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Value at beginning of period                                     $10.804        $10.073          $10.000(1)
Value at end of period                                           $11.099        $10.804          $10.073
Number of accumulation units outstanding at end of period        689,789        417,293           12,714
FEDERATED GROWTH STRATEGIES FUND II
Value at beginning of period                                     $10.277        $10.000(3)
Value at end of period                                           $12.596        $10.277
Number of accumulation units outstanding at end of period        570,182         17,503
FEDERATED HIGH INCOME BOND FUND II
Value at beginning of period                                     $11.640         $9.814          $10.000(1)
Value at end of period                                           $13.119        $11.640           $9.814
Number of accumulation units outstanding at end of period      2,069,633      1,020,321           31,309
FEDERATED INTERNATIONAL EQUITY FUND II
Value at beginning of period                                     $10.255        $10.000(4)
Value at end of period                                           $10.952        $10.255
Number of accumulation units outstanding at end of period        541,970        158,319
FEDERATED PRIME MONEY FUND II
Value at beginning of period                                     $10.406        $10.033          $10.000(5)
Value at end of period                                           $10.748        $10.406          $10.033
Number of accumulation units outstanding at end of period        720,521        554,934           51,949
FEDERATED UTILITY FUND II
Value at beginning of period                                     $12.095         $9.881          $10.000(1)
Value at end of period                                           $13.303        $12.095           $9.881
Number of accumulation units outstanding at end of period      1,260,915        727,601           41,191


-----------------

(1)  Funds were first received in this option during September 1994.
(2)  Funds were first received in this option during February 1997.
(3) The initial accumulation unit value was established at $10.000 during November 1995, when the portfolio became available under the contract.
(4) The initial accumulation unit value was established at $10.000 during May 1995, when the portfolio became available under the contract.
(5)  Funds were first received in this option during November 1994.

                        Condensed Financial Information
--------------------------------------------------------------------------------

    (Selected data for accumulation units outstanding throughout each period)

The condensed financial information presented below for the period ended December 31, 1998, is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

     Table II -- For Contracts with Total Separate Account Charges of 1.25%



                                                                    1998
                                                                    ----
FEDERATED AMERICAN LEADERS FUND II
Value at beginning of period                                       $16.597(1)
Value at end of period                                             $16.869
Number of accumulation units outstanding at end of period            9,456
FEDERATED HIGH INCOME BOND FUND II
Value at beginning of period                                       $12.832(2)
Value at end of period                                             $12.629
Number of accumulation units outstanding at end of period              301
FEDERATED INTERNATIONAL EQUITY FUND II
Value at beginning of period                                       $13.748(3)
Value at end of period                                             $13.523
Number of accumulation units outstanding at end of period              132
FEDERATED UTILITY FUND II
Value at beginning of period                                       $  13.786(3)
Value at end of period                                             $15.472
Number of accumulation units outstanding at end of period               68



-----------------

(1)  Funds were first received in this option during June 1998.
(2)  Funds were first received in this option during May 1998.
(3)  Funds were first received in this option during August 1998.

PROS.72079-99